UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 18, 2021

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36492	88-0422242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8833 E. 34th Street North
Wichita Kansas	67226
(Address of Principal Executive Offices)	(Zip Code)

(620) 325-6363

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 18, 2021, AgEagle Aerial Systems Inc. (the “Company”) entered into a stock purchase agreement (the “senseFly S.A. Purchase Agreement”) with Parrot Drones S.A.S. (“Parrot”) pursuant to which the Company agreed to acquire 100% of the issued and outstanding capital stock of senseFly S.A. (“senseFly S.A.”) from Parrot. senseFly S.A. provides fixed-wing drone solutions for commercial and government markets.

On October 18, 2021, AgEagle Aerial, Inc., a wholly-owned subsidiary of the Company (“AgEagle Aerial”), and the Company entered into a stock purchase agreement (the “senseFly Inc. Purchase Agreement”) with Parrot Inc. (“Parrot U.S.”) pursuant to which AgEagle Aerial agreed to acquire 100% of the issued and outstanding capital stock of senseFly Inc. (“senseFly Inc.”) from Parrot U.S. senseFly Inc. provides fixed-wing drone solutions for commercial and government markets.

The financial terms of the senseFly S.A. and senseFly Inc. (together “senseFly”) stock purchase agreements (the “Transaction”) are viewed as consolidated in certain circumstances.

On October 21, 2021, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, the consummation of the Transaction.

This Amendment No. 1 on Form 8-K (“Form 8-K/A”) amends the Original Form 8-K to provide the audited financial statements of senseFly S.A. and senseFly Inc. and proforma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of senseFly S.A. as of and for the years ended December 31, 2020 and 2019, the related notes and the independent auditor’s report of Ernst & Young Ltd thereon, are included as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

The audited financial statements of senseFly Inc. as of and for the years ended December 31, 2020 and 2019, the related notes and the report from the independent registered public accounting firm of D. Brooks and Associates CPAs, P.A. thereon, are included as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2020 and 2019, as well as the unaudited interim period ended September 30, 2021, and the unaudited condensed consolidated balance sheet as of September 30, 2021 and related unaudited notes to the condensed consolidated financial statements, are included as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

The Company is furnishing unaudited pro forma financial information in this Form 8-K/A for informational purposes only to assist investors in formulating a comparative framework within which to analyze the Company’s financial performance. The unaudited pro forma financial information is not indicative of the results of operations that would have been achieved if the Transaction had taken place at the beginning of January 1, 2021, 2020 and 2019 and do not purport to project the future operating results of the consolidated company. In addition, the pro forma information is based upon the Company’s preliminary purchase price allocation and is subject to change.

(c)	Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young Ltd, an independent auditor
23.2	Consent of D. Brooks and Associates CPAs, P.A., an independent registered public accounting firm
99.1	Audited Financial Statements of senseFly S.A. as of and for the years ended December 31, 2020 and 2019
99.2	Audited Financial Statements of senseFly Inc. as of and for the years ended December 31, 2020 and 2019
99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2021	AGEAGLE AERIAL SYSTEMS INC.

	By:	/s/ Nicole Fernandez-McGovern
	Name:	Nicole Fernandez-McGovern
	Title:	Chief Financial Officer